UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

NEW JERSEY RESOURCES

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Your Vote Counts!  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V81211-P41039  NEW JERSEY RESOURCES CORPORATION 1415 WYCKOFF ROAD  WALL, NJ 07719  NEW JERSEY RESOURCES CORPORATION  Notice Regarding Availability of Proxy Materials for the 2026 Annual Meeting of Shareowners  Vote by 11:59 PM EST on January 20, 2026 for shares held directly and by 11:59 PM EST on January 16, 2026 for shares held in a Plan  You invested in NEW JERSEY RESOURCES CORPORATION and it’s time to vote!  You have the right to vote on proposals being presented at the 2026 Annual Meeting of Shareowners. This is an important notice  regarding the availability of proxy materials for the shareowner meeting to be held on January 21, 2026.  Get informed before you vote  View the Notice and Proxy Statement and Annual Report online OR you can request a free paper or email copy of the materials prior  to January 7, 2026. If you would like to request a copy of the materials for this and/or future shareowner meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the materials.  Vote Virtually at the Meeting*  January 21, 2026  9:30 AM EST (Check-in begins at 9:15 AM EST)  Virtually at: www.virtualshareholdermeeting.com/NJR2026

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareowner meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. Election of the following five Directors that were named in the Proxy Statement; each for a term expiring in 2029.  For  Nominees:  Jane M. Kenny 04) Stephen D. Westhoven  Amy B. Mansue 05) William T. Yardley  Sharon C. Taylor  2. To approve a non-binding advisory resolution approving the compensation of our named executive officers.  For  3. To approve the 2026 Stock Award and Incentive Plan.  For  4. To ratify the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2026.  For  NOTE: Shareowners also will consider and act upon such other business that may properly be brought before the meeting or any adjournments or postponements thereof.  Voting Items  Board Recommends  V81212-P41039

 It’s time to vote your shares  NEW JERSEY RESOURCES CORPORATION  2026 Annual Meeting  January 21, 2026  VOTE NOW  1

 Why Should I Vote?  As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!  Ways to Vote  ProxyVote  800.690.6903  Virtual Meeting  Important Information  For shareowners as of November 25, 2025  Vote Common Shares by: January 20, 2026  Vote Plan Shares by: January 16, 2026  Control Number: 0123456789012345  1

Dear New Jersey Resources Corporation Shareowner:

The 2026 Annual Meeting of Shareowners (the "Meeting") of New Jersey Resources Corporation ("NJR") will be held live via Webcast at www.virtualshareholdermeeting.com/NJR2026 at 9:30 a.m., Eastern Standard Time, on Wednesday, January 21, 2026.

Shareowners of record of NJR common stock at the close of business on November 25, 2025 are entitled to vote at the Meeting and any postponements or adjournments of the Meeting. The items of business and the recommendations of the Board of Directors are described in the proxy materials.

This communication presents only an overview. Complete proxy materials are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

This email represents the following share(s):

NEW JERSEY RESOURCES CORP-COMMON	123,456,789,012.00000
NEW JERSEY RESOURCES CORP-DEFERRED COMP	123,456,789,012.00000
NEW JERSEY RESOURCES CORP-ESOP	123,456,789,012.00000
NEW JERSEY RESOURCES CORP- 401K	123,456,789,012.00000
*	123,456,789,012.00000
*	123,456,789,012.00000
*	123,456,789,012.00000
*	123,456,789,012.00000
*	123,456,789,012.00000

View documents:

Proxy Statement | Annual Report |

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